UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2005


                        Ultimate Franchise Systems, Inc.
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             (Exact name of registrant as specified in its charter)


           Nevada                       000-23545               84-1317674
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      (State or other                  (Commission           (I.R.S. Employer
jurisdiction of incorporation)         File Number)         Identification No.)


                      300 International Parkway, Suite 100
                               Heathrow, FL 32746
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               (Address of principal executive offices) (zip code)


                                 (407) 333-8998
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              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

         On April 14, 2005, we entered into a Reorganization and Stock Purchase Agreement with FransAction, Inc., a Florida corporation and our subsidiary, The Halls of Hip Hop, Inc., a Delaware corporation, and the shareholders of Hip Hop. Pursuant to the Agreement, at the Closing we will (a) acquire all of the assets and assume all of the liabilities of FransAction, (b) transfer the 7.5 million shares of common stock of FransAction that we currently own to the shareholders of Hip Hop, and (c) acquire 150,000 shares of newly created FransAction Series A Convertible Preferred Stock which are convertible into, and represent voting rights equal to, fifteen percent (15%) of the FransAction common stock. After the closing of the transaction, which is subject to approval by the shareholders of FransAction and is currently anticipated to take place on approximately May 16, 2005, the existing officers and a majority of the existing directors will resign from FransAction and our only ownership interest in FransAction will be the Series A Convertible Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

                  (c) Exhibits.

                          Item No.                Description
                          --------                -----------

                           10.1 Reorganization and Stock Purchase Agreement dated April 14, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 19, 2005                       Ultimate Franchise Systems, Inc.,
                                             a Nevada corporation

                                             /s/  Christopher M. Swartz
                                             -----------------------------------
                                             By:  Christopher M. Swartz
                                             Its: President